THE BRANDYWINE FUNDS

Managed by Friess Associates, LLC       Semi-Annual Report       March 31, 2002

DEAR FELLOW SHAREHOLDERS:

   PeopleSoft dropped 33 percent April 2, down 12 points on its announcement that March-quarter revenues would be as low as $130 million rather than the $160 million the company predicted in January. We're grateful your research team sold PeopleSoft in February after calls with potential software purchasers made us skeptical that the company could meet its forecast.

   Brandywine and Brandywine Blue retraced 1.9 and 2.5 percent in the March quarter, faring better than the Investor's Business Daily Mutual Fund Index, the Lipper mid-cap growth and large-cap growth categories, all of which fell 2.9 percent. Both Funds declined less than the Morningstar mid- and large-cap growth category averages as well.

   Like other recent periods, these results show that your portfolio dodged trouble. The Nasdaq Composite Index, for instance, dropped 5.4 percent in the quarter. The Nasdaq Telecom Index plunged 26.6 percent. At the same time, however, your portfolio has not fully participated in periodic market surges. Here's why:

   We didn't sidestep every landmine. The "Thorns" sections on pages four and six detail the most notable examples ranked by dollar amounts for each Fund.

   More importantly, the market hasn't favored our earnings-driven style, as we saw in the December quarter when earnings-challenged technology stocks soared. Some indexes in the March quarter, including the S&P MidCap and Russell 2000, up
6.5 and 4.0 percent, posted gains as investors migrated to economically sensitive companies on the heels of positive economic data. Many index components rose on speculation that earnings growth would eventually follow the improving economic backdrop.

                              Brandywine       Brandywine Blue
Cumulative                     % Change            % Change
----------                    ----------       ---------------
   Quarter                       -1.9                -2.5
   One Year                     -11.1               -14.5
   Five Years                    45.6                43.8
   Ten Years                    244.6               258.5
   Inception                    861.3*<F1>          376.3**<F2>

Annualized
   Five Years                     7.8                 7.5
   Ten Years                     13.2                13.6
   Inception                     14.9*<F1>           14.9**<F2>

*<F1> 12/30/85   **<F2> 1/10/91

   Metals, timber products, auto manufacturers, steel and railroads were among the market's best-performing sectors, according to Dow Jones. Evidence of tangible earnings growth drives your team's decisions, not upward revisions to
------------------------
quarterly GDP numbers. Most companies in these industrial sectors grow too
          -----------
slowly to earn a spot in your portfolio.

   Investors continue to fixate on the state of "the market." When negative sentiment dominates, earnings stumbles meet harsh reactions, and the Brandywine Funds tend to hold well because of the high earnings quality of their holdings. When the market mood is upbeat, investors favor far-off possibilities such as the return to go-go days for tech stocks in the December quarter. The Brandywine Funds don't typically keep up during speculative surges because they focus on the companies delivering strong earnings now regardless of the backdrop.

NEARLY THREE-QUARTERS OF BRANDYWINE'S HOLDINGS EXCEEDED EARNINGS EXPECTATIONS IN THEIR MOST RECENTLY REPORTED QUARTER.

   The average Brandywine holding is expected to grow earnings 25 percent this year, or more than twice the rate of the average S&P 500 Index component. Plus, Brandywine holdings sell at about 21 times 2002 consensus earnings estimates on average, versus nearly 23 times for the index. While others speculate on when this or that sector will turn, we find the individual companies out there growing earnings and exceeding expectations.

   Brandywine holding AutoZone, for example, more than doubled February-quarter earnings, coming in 16 percent above estimates. Analysts predicted H&R Block would earn $0.07 a share in the January quarter. The company, which you sold in March at a 31 percent gain, earned $0.16 a share instead. L-3 Communications topped earnings estimates every quarter of 2001 on its way to 23 percent earnings growth. L-3 is expected to grow earnings 53 percent this year, and the stock is up 35 percent in Brandywine from its September purchase through April 3.

   Nearly three-quarters of Brandywine's holdings exceeded earnings expectations in their most recently reported quarter, according to Baseline. Over the past six weeks, analysts revised earnings estimates higher for one-fourth of the companies in the portfolio.

   The overall characteristics of the portfolios demonstrate that your team is still successfully executing its mission to isolate reasonably priced, rapidly growing companies with good prospects to top Wall Street earnings expectations. Recently that translated into capital preservation rather than appreciation given that the importance of earnings in the collective investor mindset seems to wane as broad conditions show signs of improvement.

   Stock prices can only move independent of fundamentals for so long, which bolsters our confidence about future prospects. The current situation reminds us of a similar period back in 1998 that stretched into mid-1999 when the Brandywine Funds treaded water as the market bounced from disasters such as Russia's debt default to fervor for Internet stocks. Once folks began paying attention to earnings and valuations again, Brandywine and Brandywine Blue posted record results in the last quarter of 1999, with both Funds up over 30 percent.

   Whether investors in the current climate choose to believe it or not, earnings matter all the time. As we embark on the June quarter, we carry strong reason to believe that earnings will play an increasingly central role in stock-price movements, up and down.

   While the Middle East conflict and its potential to further impact oil prices remain wildcards, "Enronitis" and a growing desire to see individual-company results confirm recent positive economic data position investors to zero in on companies with high-quality earnings like no other time in the recent past. Valuations present challenges in some areas, but not among the reasonably priced companies in your portfolio.

   Thanks for your long-term focus. We look forward to growing your assets in the months and years ahead. Best wishes for a great spring from your entire Friess team.

   God Bless!

   /s/Foster Friess

   Foster Friess
   President                                      April 4, 2002

     STOCK MARKET DECLINE CREATES TAX ADVANTAGE FOR TAX-PAYING SHAREHOLDERS

The following table shows realized and unrealized gains and losses, both short term and long term, for Brandywine and Brandywine Blue as of quarter end. Obviously, these numbers change daily.

                                          Brandywine     Brandywine Blue
                                          ----------     ---------------
       NET REALIZED LOSS PER SHARE          ($6.91)          ($6.39)

       NET UNREALIZED GAINS
       Long Term Gain Per Share              $0.36            $0.18
       Short Term Gain Per Share             $1.54            $1.11

   We want to maintain our reputation as industry leaders in shareholder communication by giving you this additional information. Brandywine and Brandywine Blue shareholders today could realize $6.91 and $6.39 a share before receiving a taxable distribution.

   New SEC rules for computing after-tax returns allow investors to compare funds. For example, two funds that both grew 50 percent in a two-year period could be quite different after taxes. The fund that created more long-term capital gains will be more beneficial to a taxable investor than the same performance created solely by short-term gains.

   Similarly, a fund that held a winning stock over an entire five-year period will reap greater after-tax benefits than another fund that enjoyed the same percentage appreciation in that stock, but sold and repurchased it along the way. Capital gains come out of the portfolio, making them unavailable for compounding, or the long-term tax treatment that the first fund achieved.

   The April 5 Wall Street Journal headline "The Bright Side: Lower Stocks = Lower Tax Bill" is the reverse of how we view taxes. Paying lower or no taxes because your stocks fell is NOT the "bright side" of investing. The "tax tail"
                            ---
should not wag the "investment dog." We prefer higher stock values, not lower, and willingly pay the attendant taxes -- that's our "bright side."
                                                ---

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

        1.  L-3 Communications Holdings, Inc.                     +28.8%
        2.  AutoZone, Inc.                                         +6.4%
        3.  Sears, Roebuck and Co.                                 -2.4%
        4.  AmerisourceBergen Corp.                                +0.6%
        5.  Lowe's Companies, Inc.                                 -1.2%
        6.  UnitedHealth Group Inc.                               +35.2%
        7.  Scientific-Atlanta, Inc.                               -8.1%
        8.  NIKE, Inc. Cl B                                       +31.5%
        9.  Limited, Inc.                                          +1.0%
       10.  Target Corp.                                           +4.2%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             25%
                         S&P 500                    11%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2002 VS 2001

   ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. MARCH 31, 2002.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     25.7%

                                    MID CAP
                            $2 billion to $9 billion
                                     51.3%

                                   SMALL CAP
                                below $2 billion
                                     20.7%

                                      CASH
                                      2.3%

                            TOP TEN INDUSTRY GROUPS

Retailing (15.1%)
Apparel & Shoe Retailers (9.8%)
Food/Restaurants (6.9%)
Medical Services (6.8%)
Medical/Managed Care (6.4%)
Aerospace/Defense (6.2%)
Medical Products (6.0%)
Financial/Business Services (5.1%)
Health Care Related (4.6%)
Insurance (4.6%)
All Others (26.2%)
Cash (2.3%)

                                BRANDYWINE FUND
                        MARCH QUARTER "ROSES AND THORNS"

                            $ GAIN
    BIGGEST $ WINNERS   (IN MILLIONS)     % GAIN       REASON FOR MOVE
    -----------------    ------------     ------       ---------------

           L-3              $30.7          24.3        The defense contractor gained ground as increased defense spending associated
     Communications                                    with the war on terrorism fueled stronger-than-expected sales of its military
     Holdings, Inc.                                    communications equipment and airport security products. December-quarter earnings grew 19 percent, topping consensus estimates.
         Alliant
    Techsystems Inc.        $20.7          32.1        As the leading supplier of ammunition to the Department of Defense, demand for Alliant's consumable munitions increases with the escalating war on terrorism. The company's next-generation military technologies are likely to benefit from proposed defense spending increases. December-quarter earnings beat estimates as revenues surged 68 percent.


    Caremark Rx, Inc.       $13.7          19.6        The pharmacy benefits manager gained ground as more customers used its mail-
                                                       order prescription service. Caremark's 64 percent December-quarter earnings growth topped estimates by 10 percent, thanks in part to a 23 percent year-
                                                       over-year increase in mail-order scripts.

         Taiwan             $11.9          18.4        The semiconductor manufacturer responded to early signs of recovery in demand
      Semiconductor                                    due to its diversified customer base and an accelerating trend toward
 Manufacturing Co. Ltd.                                outsourcing next-generation chip production. The company recently announced it would increase capacity by 52 percent this year.

      UnitedHealth
       Group Inc.            $9.0          7.8         The owner and manager of organized health systems continues to transition from its traditional HMO business to the faster-growing  benefits infor-
                                                       mation services business. December-quarter earnings grew 31 percent as effective cost controls and rising premiums allow UnitedHealth to expand margins while it adds new customers.

                            $ LOSS
    BIGGEST $ LOSERS    (IN MILLIONS)     % LOSS       REASON FOR MOVE
    -----------------    ------------     ------       ---------------
          Tyco
   International Ltd.       $42.1          24.1        You sold Tyco on signs of slowing growth, particularly in its electronics segment. Shares were also initially hit on "Enron lookalike" concerns, given the complexity of the conglomerate's financials and news that it would split into four separate businesses.


        SPX Corp.           $27.8          20.3        The diverse manufacturer grew December-quarter earnings 23 percent.  Shares fell with those of other conglomerates following Enron's high-profile collapse due to its acquisition-oriented strategy and accounting complexities.  You sold to fund an idea with greater near-term upside.


      Tellabs, Inc.         $25.6          31.0        You sold shares early in the March quarter on concerns that slowing capital spending on telecom equipment would impact the company despite its established base of large customers. Earnings topped estimates by 50 percent in the December quarter as Tellabs was one of the few large telecommunications equipment suppliers to remain profitable during this time.

        Computer            $23.0          18.2        December-quarter earnings grew to $0.71 per share from $0.42 a year ago,
       Associates                                      beating forecasts by 18 percent.  The world's fifth-largest software maker
   International, Inc.                                 lost ground when a debt-rating agency announced it was reviewing the possibility of a ratings downgrade, fueling questions about its accounting practices.  You sold to fund an idea with greater near-term upside.

 Barr Laboratories, Inc.    $14.9          17.3        The company experienced delays before launching a generic form of Adderall, a drug used to treat hyperactivity. Additionally, the company's generic Prozac lost market share as similar generics entered the market. You sold Barr during the quarter.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST
        1.  NIKE, Inc. Cl B                                       +35.9%
        2.  Computer Sciences Corp.                                +3.6%
        3.  Taiwan Semiconductor Mfg.                             +16.0%
        4.  Masco Corp.                                           +12.7%
        5.  Target Corp.                                           +6.5%
        6.  Limited, Inc.                                          +6.3%
        7.  UnitedHealth Group Inc.                               +30.6%
        8.  Sears, Roebuck and Co.                                 -1.3%
        9.  Boston Scientific Corp.                               +12.2%
       10.  AmerisourceBergen Corp.                                +1.6%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             23%
                         S&P 500                    11%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2002 VS 2001

   ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. MARCH 31, 2002.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     60.9%

                                    MID CAP
                            $2 billion to $9 billion
                                     33.3%

                                   SMALL CAP
                                below $2 billion
                                      1.8%

                                      CASH
                                      4.0%

                            TOP TEN INDUSTRY GROUPS

Retailing (12.7%)
Food/Restaurants (11.5%)
Medical/Managed Care (11.2%)
Apparel & Shoe Retailers (10.2%)
Financial/Business Services  (7.3%)
Medical Products (6.4%)
Computer/Electronics (5.2%)
Semiconductor Manufacturing (4.5%)
Building Related (4.5%)
Health Care Related (4.2%)
All Others (18.3%)
Cash (4.0%)

                              BRANDYWINE BLUE FUND
                        MARCH QUARTER "ROSES AND THORNS"

                            $ GAIN
    BIGGEST $ WINNERS   (IN MILLIONS)     % GAIN       REASON FOR MOVE
    -----------------    ------------     ------       ---------------

         Taiwan              $1.5          16.0        The semiconductor manufacturer responded to early signs of recovery in demand
      Semiconductor                                    due to its diversified customer base and an accelerating trend toward
 Manufacturing Co. Ltd.                                outsourcing next-generation chip production. The company recently announced it would increase capacity by 52 percent this year.
      Tricon Global
    Restaurants, Inc.        $1.3          18.2        Lower-than-expected food costs and economies achieved through the company's multi-branding strategy helped Tricon grow December-quarter earnings 33 percent, topping expectations. New products at its KFC, Taco Bell and Pizza
                                                       Hut chains contributed to increased same-store sales.

       Masco Corp.           $1.2          12.0        The maker of kitchen and bath materials benefits from the continued strength in the housing market. December-quarter earnings beat consensus estimates as strengthening orders allowed the company to clear excess inventory.


  Zimmer Holdings, Inc.      $1.1          17.3        December-quarter sales of the company's orthopedic knees increased 27 percent. A spin-off from Bristol-Myers Squibb, Zimmer accelerated the development of a minimally invasive hip surgery product, putting it a year ahead of schedule. You sold when shares hit our target price.


     NIKE, Inc. Cl B         $0.9          6.7         The athletic apparel and footwear maker topped February-quarter earnings estimates, earning $0.46 a share versus $0.35 a year ago. Better-than-
                                                       expected sales of mid-priced athletic shoes and basketball-related apparel fueled results.

                            $ LOSS
    BIGGEST $ LOSERS    (IN MILLIONS)     % LOSS       REASON FOR MOVE
    -----------------    ------------     ------       ---------------
      Tellabs, Inc.          $3.8          32.9        You sold shares early in the March quarter on concerns that slowing capital spending on telecom equipment would impact the company despite its established base of large customers. Earnings topped estimates by 50 percent in the December quarter as Tellabs was one of the few large telecommunications equipment suppliers to remain profitable during this time.

          Tyco
   International Ltd.        $3.5          24.5        You sold Tyco on signs of slowing growth, particularly in its electronics segment. Shares were also initially hit on "Enron lookalike" concerns, given the complexity of the conglomerate's financials and news that it would split into four separate businesses.

        Computer             $2.4          16.1        December-quarter earnings grew to $0.71 per share from $0.42 a year ago,
       Associates                                      beating forecasts by 18 percent. The world's fifth-largest software maker
   International, Inc.                                 lost ground when a debt-rating agency announced it was reviewing the possibility of a ratings downgrade, fueling questions about its accounting practices. You sold to fund an idea with greater near-term upside.

          King
  Pharmaceuticals, Inc.      $2.3          22.0        December-quarter earnings beat analysts' expectations, growing 29 percent from year-ago levels. Shares suffered on rumors that King's patent protection for its Altace drug used in treating hypertension would be challenged, even though the current patent isn't due to expire for six years. You sold to fund an idea with greater near-term upside.

       Capital One
    Finanacial Corp.         $1.2          14.2        The credit card issuer grew December-quarter earnings 31 percent. After adding new customers amid slowing economic conditions and falling personal savings rates, signs surfaced that some borrowers are struggling to make payments. You sold Capital One during the quarter.

All gains/losses are calculated on an average cost basis

                             Brandywine Fund, Inc.
                            STATEMENT OF NET ASSETS
                                 March 31, 2002
                                  (Unaudited)

   Shares or                                                          Quoted
   Principal                                                          Market
      Amount                                          Cost             Value
   ---------                                          ----            ------

COMMON STOCKS - 97.7% (A)<F4>

               AEROSPACE/DEFENSE - 6.2%
     834,500   Alliant Techsystems Inc.*<F3>    $   60,222,483  $   85,110,655
     157,500   Engineered Support Systems, Inc.      6,061,771       7,284,375
   1,400,000   L-3 Communications
                Holdings, Inc.*<F3>                121,732,340     156,800,000
                                                --------------  --------------
                                                   188,016,594     249,195,030

                  THIS SECTOR IS 32.5% ABOVE YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 9.8%
   1,350,000   Abercrombie & Fitch Co.*<F3>         40,504,630      41,580,000
   2,350,000   American Eagle
                 Outfitters, Inc.*<F3>              64,412,289      58,209,500
     625,000   Christopher & Banks Corp.*<F3>       18,418,566      20,531,250
   1,180,000   Coach, Inc.*<F3>                     52,156,057      59,837,800
      50,000   The Finish Line, Inc.*<F3>              823,640         922,500
      40,000   Gadzooks, Inc.*<F3>                     714,929         698,000
   5,650,000   Limited, Inc.                       100,102,128     101,135,000
   1,766,700   NIKE, Inc. Cl B                      80,615,042     106,019,667
     300,000   Too Inc.*<F3>                         8,872,549       8,847,000
                                                --------------  --------------
                                                   366,619,830     397,780,717

                  THIS SECTOR IS 8.5% ABOVE YOUR FUND'S COST.

               AUTOMOTIVE RELATED - 3.9%
     200,000   Aftermarket Technology Corp.*<F3>     3,391,020       3,734,000
     390,000   Asbury Automotive Group Inc.*<F3>     6,414,058       5,947,500
   2,045,000   AutoZone, Inc.*<F3>                 132,351,035     140,798,250
      79,500   Keystone Automotive
                Industries, Inc.*<F3>                  997,812       1,365,810
     500,000   NISSAN MOTOR CO.,
                LTD SP-ADR                           7,210,328       7,180,000
                                                --------------  --------------
                                                   150,364,253     159,025,560

                  THIS SECTOR IS 5.8% ABOVE YOUR FUND'S COST.

               BUILDING RELATED - 0.7%
      75,000   H.B. Fuller Co.                       2,400,000       2,246,250
     950,000   Masco Corp.                          23,029,724      26,077,500
                                                --------------  --------------
                                                    25,429,724      28,323,750

                  THIS SECTOR IS 11.4% ABOVE YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT/SERVICES - 3.3%
      50,000   EMS Technologies, Inc.*<F3>           1,070,460       1,132,500
     150,000   Garmin Ltd.*<F3>                      2,882,615       3,438,000
     750,000   Metro One
                Telecommunications, Inc.*<F3>       16,232,475      19,012,500
   4,800,000   Scientific-Atlanta, Inc.            120,673,054     110,880,000
                                                --------------  --------------
                                                   140,858,604     134,463,000

                  THIS SECTOR IS 4.5% BELOW YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 2.9%
   1,200,000   Computer Sciences Corp.*<F3>         55,730,769      60,900,000
      75,000   Methode Electronics, Inc.               884,886         933,750
     409,200   Photon Dynamics, Inc.*<F3>           16,706,191      20,824,188
   1,650,000   Vishay Intertechnology, Inc.*<F3>    34,441,195      33,561,000
                                                --------------  --------------
                                                   107,763,041     116,218,938

                  THIS SECTOR IS 7.8% ABOVE YOUR FUND'S COST.

               DRILLING & OIL/GAS SERVICES - 0.1%
     150,000   Offshore Logistics, Inc.*<F3>         3,066,842       3,232,500
      76,500   Willbros Group, Inc.*<F3>               997,115       1,276,785
                                                --------------  --------------
                                                     4,063,957       4,509,285

                  THIS SECTOR IS 11.0% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 5.1%
   1,675,000   AmSouth Bancorp.                     34,434,518      36,816,500
     773,600   The BISYS Group, Inc.*<F3>           23,430,264      27,269,400
     600,000   Catalina Marketing Corp.*<F3>        21,858,333      21,900,000
     130,000   Coinstar, Inc.*<F3>                   4,085,426       4,379,700
      38,500   CompuDyne Corp.*<F3>                    548,482         492,915
     226,800   Corinthian Colleges, Inc.*<F3>        7,050,627      11,464,740
     200,000   FTI Consulting, Inc.*<F3>             5,337,510       6,196,000
     200,000   InVision Technologies, Inc.*<F3>      7,538,700       8,040,000
   1,425,000   Metris Companies Inc.                35,987,840      28,500,000
     310,000   NDCHealth Corp.                      10,162,843      11,280,900
     150,000   Per-Se Technologies, Inc.*<F3>        1,677,330       1,812,000
     100,000   Republic Bancorp Inc.                 1,271,480       1,400,000
   1,065,000   SEI Investments Co.                  46,436,507      45,592,650
                                                --------------  --------------
                                                   199,819,860     205,144,805

                  THIS SECTOR IS 2.7% ABOVE YOUR FUND'S COST.

               FOOD/RESTAURANTS - 6.9%
     215,000   American Italian Pasta Co.*<F3>       8,837,618       9,761,000
     275,000   Applebee's International, Inc.        9,847,641       9,982,500
     400,000   CBRL Group, Inc.                     11,132,075      11,388,000
     950,000   Darden Restaurants, Inc.             35,190,655      38,560,500
   2,150,000   Kellogg Co.                          68,163,696      72,175,500
     100,000   O'Charleys Inc.*<F3>                  2,166,880       2,155,000
      70,000   Panera Bread Co.*<F3>                 3,855,074       4,459,700
   2,300,000   Pepsi Bottling Group, Inc.           56,941,294      59,501,000
     150,000   Ralcorp Holdings, Inc.*<F3>           3,519,000       4,080,000
     135,000   RARE Hospitality
                International, Inc.*<F3>             3,374,968       3,431,700
     540,000   Tricon Global
                 Restaurants, Inc.*<F3>             24,929,089      31,741,200
     919,000   Wendy's International, Inc.          24,990,131      32,146,620
                                                --------------  --------------
                                                   252,948,121     279,382,720

                  THIS SECTOR IS 10.5% ABOVE YOUR FUND'S COST.

               HEALTH CARE RELATED - 4.6%
   1,880,000   AmerisourceBergen Corp.             127,623,264     128,404,000
     480,800   Express Scripts, Inc.*<F3>           20,212,337      27,689,272
     400,000   Fisher Scientific
                 International Inc.*<F3>            11,612,521      11,240,000
     712,000   Priority Healthcare
                 Corp. Cl B*<F3>                    17,639,703      18,519,120
                                                --------------  --------------
                                                   177,087,825     185,852,392

                  THIS SECTOR IS  4.9% ABOVE YOUR FUND'S COST.

               HOME/OFFICE RELATED - 1.3%
     350,000   Harman International
                Industries, Inc.                    17,345,124      17,272,500
     750,000   IKON Office Solutions, Inc.          10,120,874       8,790,000
     415,000   Maytag Corp.                         18,118,000      18,363,750
     165,400   Mohawk Industries, Inc.*<F3>          9,844,109       9,938,886
                                                --------------  --------------
                                                    55,428,107      54,365,136

                  THIS SECTOR IS 1.9% BELOW YOUR FUND'S COST.

               INSURANCE - 4.6%
   1,880,000   AFLAC INC.                           54,063,422      55,460,000
   1,075,000   Brown & Brown                        33,857,484      33,755,000
     110,000   IPC Holdings, Ltd.                    2,948,543       3,579,400
     785,000   Old Republic International Corp.     21,248,576      25,096,450
     410,000   RenaissanceRe Holdings, Ltd.         39,320,521      42,230,000
     980,000   Willis Group Holdings Ltd.*<F3>      23,101,225      24,206,000
                                                --------------  --------------
                                                   174,539,771     184,326,850

                  THIS SECTOR IS 5.6% ABOVE YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 1.1%
      20,000   Action Performance
                Companies, Inc.*<F3>                   942,984         985,000
   1,400,000   Brunswick Corp.                      36,082,638      38,248,000
     275,000   Racing Champions Corp.*<F3>           4,743,750       5,241,500
                                                --------------  --------------
                                                    41,769,372      44,474,500

                  THIS SECTOR IS 6.5% ABOVE YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 1.5%
     600,000   AGCO Corp.*<F3>                      11,380,795      13,692,000
     180,000   Mobile Mini, Inc.*<F3>                6,610,526       5,792,400
   1,726,500   Pactiv Corp.*<F3>                    25,611,906      34,564,530
     175,000   Silgan Holdings Inc.*<F3>             4,796,298       5,850,250
                                                --------------  --------------
                                                    48,399,525      59,899,180

                  THIS SECTOR IS 23.8% ABOVE YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 6.4%
     400,000   Anthem, Inc.*<F3>                    18,980,925      23,028,000
     575,000   Coventry Health Care, Inc.*<F3>      12,061,923      14,950,000
     755,600   Mid Atlantic Medical
                 Services, Inc.*<F3>                14,755,385      21,534,600
     801,400   Trigon Healthcare, Inc.*<F3>         52,058,142      59,159,348
   1,475,000   UnitedHealth Group Inc.              83,351,447     112,719,500
     430,200   WellPoint Health
                 Networks Inc.*<F3>                 26,023,013      27,390,834
                                                --------------  --------------
                                                   207,230,835     258,782,282

                  THIS SECTOR IS 24.9% ABOVE YOUR FUND'S COST.

               MEDICAL PRODUCTS - 6.0%
     450,000   Allergan, Inc.                       31,355,036      29,092,500
   1,218,100   Apogent Technologies Inc.*<F3>       28,132,278      30,062,708
      65,100   Bio-Rad Laboratories, Inc.*<F3>       2,417,104       2,444,505
   2,653,400   Boston Scientific Corp.*<F3>         59,152,937      66,573,806
     161,500   Cholestech Corp.*<F3>                 1,905,151       2,885,844
   2,750,000   Cytyc Corp.*<F3>                     64,092,749      74,030,000
     380,000   Endocare, Inc.*<F3>                   5,830,774       7,489,800
     145,000   INAMED Corp.*<F3>                     4,351,270       4,770,500
     126,100   Kensey Nash Corp.*<F3>                2,227,992       2,088,216
     220,000   Martek Biosciences Corp.*<F3>         6,278,893       6,925,380
     280,700   Medical Action Industries Inc.*<F3>   3,070,462       3,643,486
     200,000   Quidel Corp.*<F3>                     1,218,932       1,322,000
     300,000   Therasense, Inc.*<F3>                 5,820,998       5,670,000
     375,000   VISX, Inc.*<F3>                       5,605,492       6,622,500
                                                --------------  --------------
                                                   221,460,068     243,621,245

                  THIS SECTOR IS 10.0% ABOVE YOUR FUND'S COST.

               MEDICAL SERVICES - 6.8%
   1,593,100   AdvancePCS*<F3>                      50,559,352      47,936,379
      50,000   American Healthways, Inc.*<F3>        1,151,225       1,357,000
     230,000   AmSurg Corp.*<F3>                     5,563,280       6,258,300
   4,282,500   Caremark Rx, Inc.*<F3>               58,921,155      83,508,750
     500,000   Charles River Laboratories
                International, Inc.*<F3>            15,797,737      15,500,000
     300,000   Cross Country, Inc.*<F3>              7,865,778       8,100,000
      85,500   D & K Healthcare Resources, Inc.      2,864,250       5,131,710
     310,000   DENTSPLY International Inc.          10,306,558      11,488,600
     117,300   DIANON Systems, Inc.*<F3>             7,270,951       7,610,424
     150,000   Dynacare Inc.*<F3>                    1,882,625       2,358,000
     100,000   Kendle International Inc.*<F3>        1,933,539       1,859,000
     142,000   MIM Corp.*<F3>                        1,857,347       2,343,000
   1,281,300   Omnicare, Inc.                       21,641,341      33,172,857
     240,000   Option Care, Inc.*<F3>                3,870,861       3,962,400
     250,000   Pediatrix Medical Group, Inc.*<F3>    9,558,512      10,190,000
     775,000   Province Healthcare Co.*<F3>         25,207,558      24,621,750
      80,000   Select Medical Corp.*<F3>             1,197,976       1,280,800
      75,000   Specialty Laboratories, Inc.*<F3>     2,007,548       1,791,750
     135,800   U.S. Physical Therapy, Inc.*<F3>      2,115,775       2,451,190
     200,000   VCA Antech, Inc.*<F3>                 2,000,000       2,700,000
                                                --------------  --------------
                                                   233,573,368     273,621,910

                  THIS SECTOR IS 17.1% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 4.0%
     879,200   Abbott Laboratories                  47,278,737      46,245,920
   1,475,000   Biovail Corp.*<F3>                   71,066,034      73,720,500
     125,000   K-V Pharmaceutical Co.*<F3>           2,700,000       3,637,500
     335,000   Pharmaceutical Resources, Inc.*<F3>   6,838,842       7,098,650
   1,050,000   Serono SA-ADR                        23,660,487      23,520,000
     522,500   SICOR Inc.*<F3>                       9,312,544       8,924,300
                                                --------------  --------------
                                                   160,856,644     163,146,870

                  THIS SECTOR IS 1.4% ABOVE YOUR FUND'S COST.

               RETAILING - 15.1%
   1,173,200   Barnes & Noble, Inc.*<F3>            32,706,813      36,357,468
   1,200,000   Blockbuster Inc.                     28,564,787      28,164,000
     850,000   Borders Group, Inc.*<F3>             18,770,565      20,323,500
     675,000   Electronics Boutique
                Holdings Corp.*<F3>                 24,490,970      23,307,750
     600,000   Furniture Brands
                 International, Inc.*<F3>           23,554,211      21,870,000
      75,000   Hancock Fabrics, Inc./DE                852,182       1,353,750
      75,000   Haverty Furniture Companies, Inc.     1,237,962       1,290,750
     940,000   Hollywood Entertainment Corp.*<F3>    9,911,318      15,792,000
     250,000   Insight Enterprises, Inc.*<F3>        5,740,452       5,660,000
   2,675,000   Lowe's Companies, Inc.              117,741,105     116,335,750
     682,700   Michaels Stores, Inc.*<F3>           14,492,638      25,806,060
     232,200   Movie Gallery, Inc.*<F3>              2,760,686       3,986,874
     225,000   PETCO Animal Supplies, Inc.*<F3>      4,325,005       5,307,750
     295,000   PETsMART, Inc.*<F3>                   1,741,224       4,000,200
     375,000   Pier 1 Imports, Inc.                  7,608,428       7,721,250
   2,675,000   Sears, Roebuck and Co.              140,568,080     137,147,250
   2,100,000   Target Corp.                         86,917,613      90,552,000
      75,000   Tractor Supply Co.*<F3>               2,686,080       3,450,000
     290,000   United Natural Foods, Inc.*<F3>       6,456,600       7,223,900
      70,000   Whitehall Jewellers, Inc.*<F3>        1,100,774       1,319,500
   1,232,100   Williams-Sonoma, Inc.*<F3>           54,029,149      56,664,279
                                                --------------  --------------
                                                   586,256,642     613,634,031

                  THIS SECTOR IS 4.7% ABOVE YOUR FUND'S COST.

               SEMICONDUCTOR MANUFACTURING - 2.3%
     875,000   Lattice Semiconductor Corp.*<F3>     18,571,153      15,338,750
   3,700,000   Taiwan Semiconductor
                Manufacturing Co. Ltd.*<F3>         64,855,315      76,775,000
                                                --------------  --------------
                                                    83,426,468      92,113,750

                  THIS SECTOR IS 10.4% ABOVE YOUR FUND'S COST.

               SOFTWARE - 4.5%
   1,250,000   Activision, Inc.*<F3>                31,200,108      37,287,500
     125,000   Actuate Corp.*<F3>                      629,173         902,500
     657,500   Autodesk, Inc.                       26,082,901      30,698,675
     125,000   Caminus Corp.*<F3>                    2,468,750       2,812,500
     100,000   Cognos, Inc.*<F3>                     2,646,160       2,745,000
      60,000   Fair, Isaac and Co., Inc.             3,827,365       3,803,400
      75,000   HPL Technologies, Inc.*<F3>             973,720       1,236,000
   1,100,000   Intuit Inc.*<F3>                     43,067,565      42,196,000
      29,700   ManTech International Corp.*<F3>        475,200         552,420
      55,500   MSC.Software Corp.*<F3>                 979,431       1,276,500
     170,000   Phoenix Technologies Ltd.*<F3>        2,123,605       2,320,500
     560,000   Pinnacle Systems, Inc.*<F3>           4,346,518       4,463,200
     100,000   PLATO Learning, Inc.*<F3>             1,757,310       1,769,000
     325,000   QuadraMed Corp.*<F3>                  3,353,787       2,892,500
   1,000,000   THQ Inc.*<F3>                        46,642,589      49,100,000
                                                --------------  --------------
                                                   170,574,182     184,055,695

                  THIS SECTOR IS 7.9% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 0.4%
     300,000   Hunt (J.B.) Transport
                Services, Inc.*<F3>                  8,259,033       8,529,000
     400,000   Werner Enterprises, Inc.              8,143,756       8,380,000
                                                --------------  --------------
                                                    16,402,789      16,909,000

                  THIS SECTOR IS 3.1% ABOVE YOUR FUND'S COST.

               MISCELLANEOUS - 0.2%
     335,000   PolyOne Corp.                         4,067,101       4,087,000
      50,000   Schulman (A), Inc.                      938,814         914,500
     250,000   Steel Dynamics, Inc.*<F3>             4,078,379       4,102,500
                                                --------------  --------------
                                                     9,084,294       9,104,000

                  THIS SECTOR IS 0.2% ABOVE YOUR FUND'S COST.

                                                --------------  --------------
               Total common stocks               3,621,973,874   3,957,950,646

SHORT-TERM INVESTMENTS - 1.2% (A)<F4>
               COMMERCIAL PAPER - 1.1%
 $20,000,000   Salomon Smith Barney Holdings Inc.,
               due 04/01/02, discount of 1.82%      20,000,000      20,000,000
  25,000,000   General Electric Capital Corp.,
               due 04/03/02, discount of 1.85%      24,997,431      24,997,431
                                                --------------  --------------
               Total commercial paper               44,997,431      44,997,431

               VARIABLE RATE DEMAND NOTE - 0.1%
   3,902,964   Firstar Bank U.S.A., N.A.             3,902,964       3,902,964
                                                --------------  --------------
               Total short-term investments         48,900,395      48,900,395
                                                --------------  --------------
               Total investments                $3,670,874,269   4,006,851,041
                                                --------------
                                                --------------
               Cash and receivables, less
               liabilities 1.1% (A)<F4>                             45,111,704
                                                                --------------
                NET ASSETS                                      $4,051,962,745
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
               ($0.01 par value 500,000,000
               shares authorized), offering
               and redemption price
               ($4,051,962,745/176,931,031
               shares outstanding)                                      $22.90
                                                                        ------
                                                                        ------

 *<F3>  Non-dividend paying security.
   (a)  <F4>Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                             Brandywine Fund, Inc.
                            STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2002
                                  (Unaudited)


INCOME:
     Dividends                                                  $  10,160,441
     Interest                                                       1,888,385
                                                                -------------
          Total income                                             12,048,826
                                                                -------------

EXPENSES:
     Management fees                                               20,843,535
     Transfer agent fees                                              853,443
     Administrative services                                          271,200
     Printing and postage expense                                     204,527
     Custodian fees                                                   188,068
     Board of Directors fees                                           36,606
     Registration fees                                                 33,990
     Professional fees                                                 28,706
     Other expenses                                                    17,460
                                                                -------------
          Total expenses                                           22,477,535
                                                                -------------
NET INVESTMENT LOSS                                               (10,428,709)
                                                                -------------
NET REALIZED LOSS ON INVESTMENTS                                 (136,248,358)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            141,543,005
                                                                -------------
NET GAIN ON INVESTMENTS                                             5,294,647
                                                                -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $  (5,134,062)
                                                                -------------
                                                                -------------

                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2002 (Unaudited)
                   and For the Year Ended September 30, 2001

                                                                                           2002                2001
                                                                                           ----                ----
Operations:
     Net investment loss                                                              $  (10,428,709)     $  (16,789,107)
     Net loss on investments                                                            (136,248,358)     (1,090,208,465)
     Net increase (decrease) in unrealized appreciation on investments                   141,543,005        (185,038,051)
                                                                                      --------------      --------------
          Net decrease in net assets resulting from operations                            (5,134,062)     (1,292,035,623)
                                                                                      --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains ($16.10667 per share)                                  --      (2,077,628,751)*<F5>
                                                                                      --------------      --------------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (10,814,369 and 27,692,447 shares, respectively)        245,491,226         805,992,047
     Net asset value of shares issued in distributions (69,009,822 shares)                        --       1,975,751,198
     Cost of shares redeemed (21,555,436 and 38,442,271 shares, respectively)           (491,380,362)     (1,092,256,060)
                                                                                      --------------      --------------
          Net (decrease) increase in net assets derived from Fund share activities      (245,889,136)      1,689,487,185
                                                                                      --------------      --------------
          TOTAL DECREASE                                                                (251,023,198)     (1,680,177,189)

NET ASSETS AT THE BEGINNING OF THE PERIOD                                              4,302,985,943       5,983,163,132
                                                                                      --------------      --------------
NET ASSETS AT THE END OF THE PERIOD                                                   $4,051,962,745      $4,302,985,943
                                                                                      --------------      --------------
                                                                                      --------------      --------------

*<F5>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

                             Brandywine Fund, Inc.
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                              FOR THE SIX MONTHS                     YEARS ENDED SEPTEMBER 30,
                                             ENDED MARCH 31, 2002   -----------------------------------------------------------
                                                 (UNAUDITED)        2001         2000          1999          1998          1997
                                             --------------------   ----         ----          ----          ----          ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $22.93          $46.23       $35.09        $25.99        $43.91        $32.83

Income from investment operations:
   Net investment (loss) income(1)<F8>              (0.06)          (0.09)       (0.25)        (0.20)         0.21         (0.07)
   Net realized and unrealized gains (losses)
    on investments                                   0.03           (7.10)        14.51         9.64        (11.11)        12.50
                                                   ------          ------       ------        ------        ------        ------
Total from investment operations                    (0.03)          (7.19)        14.26         9.44        (10.90)        12.43

Less distributions:
   Dividend from net investment income                 --              --           --         (0.27)           --            --
   Distributions from net realized gains               --          (16.11)       (3.12)        (0.07)        (7.02)        (1.35)
                                                   ------          ------       ------        ------        ------        ------
Total from distributions                               --          (16.11)       (3.12)        (0.34)        (7.02)        (1.35)
                                                   ------          ------       ------        ------        ------        ------
Net asset value, end of period                     $22.90          $22.93       $46.23        $35.09        $25.99        $43.91
                                                   ------          ------       ------        ------        ------        ------
                                                   ------          ------       ------        ------        ------        ------
TOTAL INVESTMENT RETURN                              (0.1%)(a)<F6>  (22.5%)       42.8%         36.8%        (27.7%)        39.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)          4,051,963       4,302,986    5,983,163     4,194,917     4,780,442     9,532,724
Ratio of expenses to average net assets              1.08%(b)<F7>    1.06%        1.04%         1.05%         1.04%         1.04%
Ratio of net investment (loss) income
   to average net assets                             (0.5%)(b)<F7>   (0.3%)       (0.6%)        (0.7%)         0.6%         (0.3%)
Portfolio turnover rate                             159.3%          284.3%       244.0%        208.7%        263.7%        192.4%

(a)<F6>   Not Annualized.
(b)<F7>   Annualized.
(1)<F8> In 2002, 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In all other years, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of this statement.

                           Brandywine Blue Fund, Inc.
                            STATEMENT OF NET ASSETS
                                 March 31, 2002
                                  (Unaudited)

 Shares or                                                           Quoted
 Principal                                                           Market
  Amount                                               Cost           Value
 ---------                                            ------         ------

COMMON STOCKS - 96.0% (A)<F10>

             APPAREL & SHOE RETAILERS - 10.2%
    600,000  Limited, Inc.                         $ 10,107,518   $ 10,740,000
    230,400  NIKE, Inc. Cl B                         10,170,211     13,826,304
                                                   ------------   ------------
                                                     20,277,729     24,566,304

                  THIS SECTOR IS 21.1% ABOVE YOUR FUND'S COST.

             AUTOMOTIVE  RELATED - 4.0%
    125,000  AutoZone, Inc.*<F9>                      8,510,052      8,606,250
     75,000  NISSAN MOTOR CO.,
              LTD SP-ADR                              1,081,240      1,077,000
                                                   ------------   ------------
                                                      9,591,292      9,683,250

                  THIS SECTOR IS 1.0% ABOVE YOUR FUND'S COST.

             BUILDING RELATED - 4.5%
    400,000  Masco Corp.                              9,743,354     10,980,000

                  THIS SECTOR IS 12.7% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 5.2%
    250,000  Computer Sciences Corp.*<F9>            12,243,692     12,687,500

                  THIS SECTOR IS 3.6% ABOVE YOUR FUND'S COST.

             FINANCIAL/BUSINESS SERVICES - 7.3%
    400,000  AmSouth Bancorp.                         8,589,719      8,792,000
    180,000  Citigroup Inc.                           8,937,404      8,913,600
                                                   ------------   ------------
                                                     17,527,123     17,705,600

                  THIS SECTOR IS 1.0% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 11.5%
    300,000  Kellogg Co.                              9,410,044     10,071,000
    370,800  Pepsi Bottling Group, Inc.               9,195,985      9,592,596
    140,000  Tricon Global Restaurants, Inc.*<F9>     6,735,717      8,229,200
                                                   ------------   ------------
                                                     25,341,746     27,892,796

                  THIS SECTOR IS 10.1% ABOVE YOUR FUND'S COST.

             HEALTH CARE RELATED - 4.2%
    150,000  AmerisourceBergen Corp.                 10,083,679     10,245,000

                  THIS SECTOR IS 1.6% ABOVE YOUR FUND'S COST.

             INSURANCE - 3.4%
    275,000  AFLAC INC.                               7,908,007      8,112,500

                  THIS SECTOR IS 2.6% ABOVE YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 11.2%
    150,000  Anthem, Inc.*<F9>                        8,553,538      8,635,500
    140,000  UnitedHealth Group Inc.                  8,195,071     10,698,800
    120,000  WellPoint Health Networks Inc.*<F9>      7,258,860      7,640,400
                                                   ------------   ------------
                                                     24,007,469     26,974,700

                  THIS SECTOR IS 12.4% ABOVE YOUR FUND'S COST.

             MEDICAL PRODUCTS - 6.4%
     80,000  Allergan, Inc.                           5,626,247      5,172,000
    408,600  Boston Scientific Corp.*<F9>             9,136,650     10,251,774
                                                   ------------   ------------
                                                     14,762,897     15,423,774

                  THIS SECTOR IS 4.5% ABOVE YOUR FUND'S COST.

             MEDICAL SERVICES - 3.4%
    185,000  HCA Inc.                                 7,526,947      8,154,800

                  THIS SECTOR IS 8.3% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 3.9%
    100,000  Abbott Laboratories                      5,402,112      5,260,000
    190,000  Serono SA-ADR                            4,283,749      4,256,000
                                                   ------------   ------------
                                                      9,685,861      9,516,000

                  THIS SECTOR IS 1.8% BELOW YOUR FUND'S COST.

             RETAILING - 12.7%
    225,000  Lowe's Companies, Inc.                   9,894,470      9,785,250
    200,000  Sears, Roebuck and Co.                  10,390,850     10,254,000
    250,000  Target Corp.                            10,120,552     10,780,000
                                                   ------------   ------------
                                                     30,405,872     30,819,250

                  THIS SECTOR IS 1.4% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR MANUFACTURING - 4.5%
    529,500  Taiwan Semiconductor
              Manufacturing Co. Ltd.*<F9>             9,470,088     10,987,125

                  THIS SECTOR IS 16.0% ABOVE YOUR FUND'S COST.

             SOFTWARE - 3.6%
    225,000  Intuit Inc.*<F9>                         8,840,936      8,631,000

                  THIS SECTOR IS 2.4% BELOW YOUR FUND'S COST.

                                                   ------------   ------------
             Total common stocks                    217,416,692    232,379,599

SHORT-TERM INVESTMENTS - 6.4% (A)<F10>

             COMMERCIAL PAPER - 4.6%
 $6,000,000  Salomon Smith Barney Holdings Inc.,
             due 04/01/02, discount of 1.82%          6,000,000      6,000,000
  5,000,000  General Electric Capital Corp.,
             due 04/03/02, discount of 1.85%          4,999,486      4,999,486
                                                   ------------   ------------
             Total commercial paper                  10,999,486     10,999,486

             VARIABLE RATE DEMAND NOTE - 1.8%
 $4,439,518  Firstar Bank U.S.A., N.A.                4,439,518      4,439,518
                                                   ------------   ------------
             Total short-term investments            15,439,004     15,439,004
                                                   ------------   ------------
             Total investments                     $232,855,696    247,818,603
                                                   ------------
                                                   ------------
             Liabilities, less cash and
             receivables (2.4%) (A)<F10>                            (5,870,414)
                                                                  ------------
              NET ASSETS                                          $241,948,189
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share ($0.01
             par value 100,000,000 shares
             authorized), offering and redemption
             price ($241,948,189/11,666,344
             shares outstanding)                                        $20.74
                                                                        ------
                                                                        ------

   *<F9>   Non-dividend paying security.
(a)<F10>   Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
              For the Six Months Ended March 31, 2002 (Unaudited)

INCOME:
     Dividends                                                    $    960,964
     Interest                                                          191,674
                                                                  ------------
          Total income                                               1,152,638
                                                                  ------------

EXPENSES:
     Management fees                                                 1,291,024
     Administrative services                                            68,765
     Professional fees                                                  28,817
     Registration fees                                                  19,907
     Transfer agent fees                                                17,337
     Custodian fees                                                     11,718
     Board of Directors fees                                             8,788
     Printing and postage expense                                        4,836
     Other expenses                                                      2,882
                                                                  ------------
          Total expenses                                             1,454,074
                                                                  ------------
NET INVESTMENT LOSS                                                   (301,436)
                                                                  ------------
NET REALIZED LOSS ON INVESTMENTS                                   (12,029,675)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               5,328,499
                                                                  ------------
NET LOSS ON INVESTMENTS                                             (6,701,176)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (7,002,612)
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of these statements.

                           Brandywine Blue Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2002 (Unaudited)
                   and For the Year Ended September 30, 2001

                                                                                           2002                2001
                                                                                           ----                ----
OPERATIONS:
     Net investment loss                                                                $   (301,436)       $   (625,980)
     Net realized loss on investments                                                    (12,029,675)        (58,929,036)
     Net increase (decrease) in unrealized appreciation on investments                     5,328,499         (10,380,228)
                                                                                        ------------        ------------
          Net decrease in net assets resulting from operations                            (7,002,612)        (69,935,244)
                                                                                        ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains ($10.70800 per share)                                  --        (118,419,530)*<F11>
                                                                                        ------------        ------------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (1,152,214 and 2,127,293 shares, respectively)           24,087,924          59,831,907
     Net asset value of shares issued in distributions (4,195,591 shares)                         --         111,225,106
     Cost of shares redeemed (2,244,603 and 4,473,207 shares, respectively)              (47,084,556)       (118,594,254)
                                                                                        ------------        ------------
          Net (decrease) increase in net assets derived from Fund share activities       (22,996,632)         52,462,759
                                                                                        ------------        ------------
          TOTAL DECREASE                                                                 (29,999,244)       (135,892,015)

NET ASSETS AT THE BEGINNING OF THE PERIOD                                                271,947,433         407,839,448
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE PERIOD                                                     $241,948,189        $271,947,433
                                                                                        ------------        ------------
                                                                                        ------------        ------------

*<F11>See Note 7.

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                              FOR THE SIX MONTHS                     YEARS ENDED SEPTEMBER 30,
                                             ENDED MARCH 31, 2002   -----------------------------------------------------------
                                                 (UNAUDITED)        2001         2000          1999          1998          1997
                                             --------------------   ----         ----          ----          ----          ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $21.31          $37.39       $29.46        $22.13        $35.78        $25.26

Income from investment operations:
   Net investment (loss) income(1)<F14>             (0.02)          (0.05)       (0.21)        (0.18)         0.19         (0.10)
   Net realized and unrealized (losses) gains
    on investments                                  (0.55)          (5.32)       10.32          7.85         (8.75)        10.62
                                                   ------          ------       ------        ------        ------        ------
Total from investment operations                    (0.57)          (5.37)       10.11          7.67         (8.56)        10.52

Less distributions:
   Dividend from net investment income                 --              --           --         (0.21)           --            --
   Distributions from net realized gains               --          (10.71)       (2.18)        (0.13)        (5.09)           --
                                                   ------          ------       ------        ------        ------        ------
Total from distributions                               --          (10.71)       (2.18)        (0.34)        (5.09)           --
                                                   ------          ------       ------        ------        ------        ------
Net asset value, end of period                     $20.74          $21.31       $37.39        $29.46        $22.13        $35.78
                                                   ------          ------       ------        ------        ------        ------
                                                   ------          ------       ------        ------        ------        ------
TOTAL INVESTMENT RETURN                              (2.7%)(a)      (19.9%)       35.5%         35.2%        (26.5%)        41.6%
                                                          <F12>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)            241,948         271,947      407,839       311,984       364,351       617,362
Ratio of expenses to average net assets              1.13%(b)<F13>   1.09%        1.07%         1.08%         1.06%         1.08%
Ratio of net investment (loss) income
   to average net assets                             (0.2%)(b)<F13>  (0.2%)       (0.6%)        (0.7%)         0.6%         (0.5%)
Portfolio turnover rate                             180.1%          274.5%       245.7%        228.4%        299.5%        202.1%

(a)<F12>  Not Annualized.
(b)<F13>  Annualized.
(1)<F14> In 2002, 2001 and 1999, net investment loss per share was calculated using average shares outstanding. In all other years, net investment (loss) income per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2002
                                  (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund (the "Blue Fund," one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the "Funds"). Each Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statements of net assets, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Brandywine Fund has $112,956,032 of a capital loss carryover and the Blue Fund has $10,435,997 of a capital loss carryover, both of which expire September 30, 2009. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover. The Brandywine Fund has $961,542,063 of post-October losses and the Blue Fund has $51,826,382 of post-October losses, which are deferred for tax purposes until the year ending September 30, 2002.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and the Funds do not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

     Each Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

     The Adviser entered into sub-advisory agreements with Friess Associates of Delaware, LLC (the "Sub-Adviser), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Fund's, directing the purchase and sale of investment securities in the day to day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

     Each Director who is not affiliated with the Funds receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the respective Funds. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Fund. The Funds maintain their proportionate share of the Fund's liability for deferred fees.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS

     For the period ended March 31, 2002, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Brandywine Fund were $6,399,795,893 and $6,565,562,106, respectively; purchases and proceeds of sales of investment securities (excluding short-term investments) for the Blue Fund were $434,673,290 and $451,340,394, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of March 31, 2002, liabilities of each Fund included the following:

                                                   Brandywine          Blue
                                                      Fund             Fund
                                                   ----------       ----------
     Payable to brokers for
       investments purchased                     $   44,920,549   $  7,276,381
     Payable to Adviser for management fees           3,434,886        205,704
     Deferred compensation plan for Directors           124,679         30,697
     Payable to shareholders for redemptions            100,824             --
     Other liabilities                                  863,398         57,709

(6)  SOURCES OF NET ASSETS

     As of March 31, 2002, the sources of net assets were as follows:

     Fund shares issued and outstanding          $4,938,953,570   $301,571,892
     Net unrealized appreciation on investments     335,976,772     14,962,907
     Accumulated net realized losses             (1,222,967,597)   (74,586,610)
                                                 --------------   ------------
                                                 $4,051,962,745   $241,948,189
                                                 --------------   ------------
                                                 --------------   ------------

     Aggregate net unrealized appreciation as of March 31, 2002 consisted of the following:

     Aggregate gross unrealized appreciation     $  394,202,732   $ 16,228,140
     Aggregate gross unrealized depreciation        (58,225,960)    (1,265,233)
                                                 --------------   ------------
     Net unrealized appreciation                 $  335,976,772   $ 14,962,907
                                                 --------------   ------------
                                                 --------------   ------------

(7)  REQUIRED FEDERAL INCOME TAX DISCLOSURES

     In early 2001, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended September 30, 2001. The Funds hereby designate the following amounts as long-term capital gains distributions.

                                                   Brandywine          Blue
                                                      Fund             Fund
                                                   ----------       ----------
     Capital gains taxed at 20%                  $1,238,438,200   $ 81,376,664

     The percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended September 30, 2001
     was                                                   1.0%           1.4%

(8)  MATTERS SUBMITTED TO A SHAREHOLDER VOTE

     At a special meeting of shareholders of the Funds held on October 24, 2001, shareholders approved the following proposals:
     To elect eight members to the Funds' Boards of Directors;

                                                          Brandywine Fund                               Blue Fund
                                                  -------------------------------              ---------------------------
     Director                                     Affirmative            Withhold              Affirmative        Withhold
     --------                                     -----------            --------              -----------        --------
     Robert F. Birch                             120,136,391.415       1,842,233.249          9,271,611.796       37,890.606
     William F. D'Alonzo                         115,607,484.593       6,371,140.071          9,164,886.557      144,615.845
     Foster S. Friess                            115,629,623.976       6,349,000.688          9,164,886.557      144,615.845
     Charles Quentin Sweeting Jackson            120,218,071.270       1,760,553.394          9,279,654.873       29,847.529
     Stuart A. McFarland                         120,121,402.109       1,857,222.555          9,271,611.796       37,890.606
     W. Richard Scarlett, III                    120,144,591.807       1,834,032.857          9,271,611.796       37,890.606
     Marvin N. Schoenhals                        120,278,924.771       1,699,699.893          9,279,654.873       29,847.529
     James W. Zug                                120,148,725.120       1,829,899.544          9,257,750.207       51,752.195

     To approve new Investment Advisory Agreements between the Funds and the Adviser for each Fund;

                                                                                                                   Broker
                                                      For                 Against                Abstain          non-votes
                                                   ----------           ----------              ----------       ----------
     Brandywine Fund                             118,462,833.878       1,997,569.720          1,518,221.066           --
     Brandywine Blue Fund                          9,211,860.842          57,905.346             39,736.214           --

     To approve Sub-Advisory Agreements between the Funds, the Adviser and Friess Associates of Delaware, LLC for each Fund;

                                                                                                                   Broker
                                                      For                 Against                Abstain          non-votes
                                                   ----------           ----------              ----------       ----------
     Brandywine Fund                             118,431,079.985       2,024,547.677          1,522,997.002           --
     Brandywine Blue Fund                          9,204,035.730          65,730.459             39,736.213           --

     To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors for the Funds;

                                                      For                 Against                Abstain
                                                   ----------           ----------              ----------
     Brandywine Fund                             120,060,361.925         807,177.292          1,111,085.447
     Brandywine Blue Fund                          9,224,708.305          43,523.082             41,271.015

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                             Boston, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Wilmington, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                        Charles Quentin Sweeting Jackson
                               President and CEO
                        Nuclear Electric Insurance Ltd.
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
        (800) 656-3017      www.brandywinefunds.com       bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

      OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell,
        Vice President and Secretary; William D'Alonzo, Vice President;
         Carl Gates, Vice President; and Paul Robinson, Vice President

                        Report Editor: Rebecca Schuster
              Report Staff: Chris Aregood, Dave Marky, Adam Rieger

   This material must be preceded or accompanied by the current Brandywine Funds' prospectus. Past performance does not guarantee future results. The
                   --------------------------------------------------
principal value and investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the funds as of 3/31/02, unless listed in the accompanying financial statements.

   The Investor's Business Daily (IBD) Mutual Fund Index consists of 23 funds selected by IBD. Funds in the index do not necessarily share the same investment objective. The Nasdaq Telecommunications Index consists of 369 stocks of all types of telecommunications companies. The Lipper mid-cap growth category tracks funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar weighted median market capitalization of the middle 1000 securities of the S&P SuperComposite 1500 Index, whereas the Lipper large-cap growth category tracks funds that invest the same percentage of their equity assets in companies with market capitalizations greater than 300% of the same subset of the S&P SuperComposite 1500 Index. Morningstar's mid-cap growth category consists of 435 funds and their large-cap growth category consists of 673 funds.

   The Russell 2000 Index represents the smallest 2000 of the 3000 largest publicly traded companies in the U.S. equity market. The S&P MidCap Index is a capitalization-weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market. The Nasdaq Composite Index is a market-value weighted index that measures all domestic and non-U.S. common stocks listed in the Nasdaq Stock Market. The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation.

   Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.